                                                                 Exhibit 99

                     	MONTHLY SERVICERS CERTIFICATE
                      	SERVICER: NATIONSBANK, N.A.
                   	NATIONSBANK AUTO OWNER TRUST 1996-A




	Collection Period	                                           						April 1997
	Determination Date		                                              					5/8/97
	Deposit Date						                                                   	5/14/97
	Distribution Date                                              							5/15/97


	Pool Balance
	Pool Balance on the close of the last day of the preceding
                  Collection Period	          						          1,485,346,362.95
	Less:	Collections and Liquidation Proceeds allocable to
                    Principal		             				                 66,017,178.50
     		Purchase Amount allocable to Principal					                       	0.00
     		Realized Losses						                                      1,793,252.62
                                                             -----------------
	Pool Balance on the close of the last day of the
              Collection Period		            					            1,417,535,931.83
	Collections allocable to Principal received from
     Collection Period up to and including the
     Second Business Day immediately preceding the
     Current Determination Date	          						                 12,693,834.19
                                                            ------------------
	Pool Balance as of the Second Business Day immediately
 preceding the Current Determination Date 						           	  1,404,842,097.64
	Original Pool Balance					                                   2,136,187,667.91
	Pool Factor 					                                               		65.7639831%


	Portfolio Balances and Pool Factors					      	Beginning             	End
                                            				of Period 	         of Period
                                               ------------------------------
		Class A-1 Note Balance				                              -   	           -
		Class A-1 Pool Factor				                       	0.0000000        	0.0000000
		Class A-2 Note Balance					                670,481,655.46    601,606,429.73
		Class A-2 Pool Factor				                       	0.9011850        	0.8086108
		Class A-3 Note Balance					                457,323,000.00   	457,323,000.00
		Class A-3 Pool Factor				                       	1.0000000        	1.0000000
		Class A-4 Note Balance					                175,000,000.00    175,000,000.00
		Class A-4 Pool Factor				                       	1.0000000        	1.0000000
		Class B-1 Certificate Balance               96,129,000.00 	   96,129,000.00
		Class B-1 Pool Factor				                       	1.0000000        	1.0000000
		Class B-2 Certificate Balance					          74,783,667.91     74,783,667.91
		Class B-2 Pool Factor				                       	1.0000000        	1.0000000

		Weighted Average Coupon					                                    	10.3646000%
		Weighted Average Original Term					                                    	60.4
		Weighted Average Remaining Term					                                   	40.3


	Collections

	Interest:
		Collections and Liquidation Proceeds allocable to interest			 12,483,455.56
		Recoveries						                                                 174,683.17
		Purchase Amount allocable to Interest					                             	0.00
                                                            ------------------
		   	Total Interest Collections	                              	12,658,138.73
		Advances for the related Distribution Date						               2,033,398.19
		Less:  Outstanding Advances to be reimbursed						             1,725,161.51
                                                            ------------------
		   	Available Interest	                                       12,966,375.41

	Principal:
		Collections and Liquidation Proceeds allocable to Principal
     (for the Collection Period)						                          66,017,178.50
		Purchase Amount allocable to Principal
     (for the Collection Period)	                                    					0.00
		Collections allocable to Principal received up to and including the Second Business Day immediately preceding the
     Current Determination Date	                           					12,693,834.19
		    	Less:   Prior Month Collections allocable to Principal
         up to and including the Second Business Day
         immediately preceding the Current Determination Date			11,629,039.58
                                                              ----------------
		    	Available Principal					                                 67,081,973.11

    			Available Funds					                                     80,048,348.52
	Regular Principal
     (equals Available Principal plus Realized Losses)		        68,875,225.73




	Required Distributable Amounts
	Reimbursement of Outstanding Advances on Defaulted Receivables				122,571.87
	Servicing Fee (inc. unpaid amount from prior periods)					    		1,237,788.64
	Noteholder Amounts
 		Class A-1 Monthly Interest					                                      	0.00
 		Class A-1 Interest Carryover Shortfall					                          	0.00
                                                              ----------------
  			Total 		                                                           	0.00


  	Class A-2 Monthly Interest					                              	3,422,250.12
	 	Class A-2 Interest Carryover Shortfall					                          	0.00
                                                              ----------------
  			Total			                                                   	3,422,250.12


	 	Class A-3 Monthly Interest	                               					2,429,528.44
 		Class A-3 Interest Carryover Shortfall					                           	0.00
                                                               ---------------
  			Total	                                                   				2,429,528.44

	 	Class A-4 Monthly Interest					                                 	966,145.83
	 	Class A-4 Interest Carryover Shortfall					                           	0.00
                                                               ---------------
		  	Total		                                                       	966,145.83

 	  	Total Accrued Note Interest	                               		6,817,924.39

	 	Class A-1 Monthly Principal 					                                     	0.00
	 	Class A-1 Principal Carryover Shortfall			                          			0.00
                                                              ----------------
  			Total		                                                             	0.00

	 	Class A-2 Monthly Principal					                             	68,875,225.73
 		Class A-2 Principal Carryover Shortfall 				                          	0.00
                                                              ----------------
		  	Total		                                                  			68,875,225.73

	 	Class A-3 Monthly Principal				                                      		0.00
	 	Class A-3 Principal Carryover Shortfall 					                          0.00
                                                              -----------------
		  	Total                                                            				0.00

	 	Class A-4 Monthly Principal	                                      					0.00
	 	Class A-4 Principal Carryover Shortfall					                          	0.00
                                                              ----------------
		  	Total				                                                           	0.00

		  	Total Noteholders' Principal Payment Amount				            	68,875,225.73

	Certificateholder Amounts
	 	Class B-1 Monthly Interest					                                 	540,725.63
	 	Class B-1 Interest Carryover Shortfall					                           	0.00
                                                              ----------------
	  		Total				                                                     	540,725.63

	 	Class B-2 Monthly Interest	                                 					428,448.10
	 	Class B-2 Interest Carryover Shortfall					                           	0.00
                                                              -----------------
	  		Total				                                                     	428,448.10

		  	Total Accrued Certificate Interest				                        	969,173.73

	 	Class B-1 Monthly Principal	                                      					0.00
	 	Class B-1 Principal Carryover Shortfall 					                         	0.00
                                                              ----------------
		  	Total				                                                           	0.00

		 Class B-2 Monthly Principal					                                      	0.00
	 	Class B-2 Principal Carryover Shortfall 					                         	0.00
                                                             ------------------
		  	Total				                                                           	0.00

		  	Total Certificateholders' Principal Distribution Amount		         			0.00

	Total required distributable amount						                      	78,022,684.36
	Less: Total Available Funds						                              	80,048,348.52
                                                            ------------------
	Net Available Funds   (Shortfall) Excess						                  	2,025,664.16
	Withdrawal from Reserve Account (If Shortfall)						                    	0.00
	Deposit to Reserve Account (If Excess)						                    	2,025,664.16




	Distributions
	Deposit to the Collection Account
		Available Interest				                                       		12,966,375.41
		Available Principal					                                      	67,081,973.11
		Withdrawal from Reserve Account					                                   	0.00
		Less:  Amounts to be withheld by Servicer
			  a)   Reimbursement of Outstanding Advances on Defaulted
          Receivables				                                          	122,571.87
			  b)   Servicing Fee				                                      	1,237,788.64
                                                               ---------------
		Net Deposit to Collection Account					                        	78,687,988.01

	Deposit to Note Payment Account
		Class A-1 Interest Distribution					                                   	0.00
		Class A-2 Interest Distribution					                           	3,422,250.12
		Class A-3 Interest Distribution 					                          	2,429,528.44
		Class A-4 Interest Distribution					                             	966,145.83
		Class A-1 Principal Distribution					                                  	0.00
		Class A-2 Principal Distribution					                          68,875,225.73
		Class A-3 Principal Distribution					                                  	0.00
		Class A-4 Principal Distribution					                                  	0.00
                                                               ----------------
			Total Deposit to Note Payment Account				                    	75,693,150.12

	Deposit to Certificate Distribution Account
		Class B-1 Interest Distribution 			                            			540,725.63
		Class B-2 Interest Distribution 					                            	428,448.10
		Class B-1 Principal Distribution 					                                 	0.00
		Class B-2 Principal Distribution 					                                 	0.00
                                                                --------------
		Total Deposit to Certificate Distribution Account				             969,173.73

	Deposit to Reserve Account 						                               	2,025,664.16


	Specified Reserve Account Balance
	Greater of:
		(i) Sum of:
			(a) Percentage applicable times			                  	4.00%
			    Pool Balance as of the last day
       of the prior Collection Period
       less Principal collected up to
       and including the second Business Day preceding
       the most recent Determination Date   	1,404,842,097.64   	56,193,683.91
                                           --------------------
			    and,
			(b) Specified Interest Reserve Amount
       (Three months interest	                                				2,907,521.17
                                                               ---------------
         on the Certificates if Notes are Outstanding)		      			59,101,205.08
			     and
		(ii) Lesser of:
		   	(a) $26,702,346.				                                      	26,702,346.00
			        and
			(b) Aggregate outstanding Note Principal Balance and
       Aggregate sum of Certificate Balances				             	1,404,842,097.64

		Specified Reserve Account Balance					                        	59,101,205.08

	Reserve Account Reconciliation
		Beginning Balance
  (Initial Balance is 2.5% of Original Pool Balance)       						61,856,214.10
		Deposit from Available Interest and Available Principal		    			2,025,664.16
		Investment Earnings						                                         264,003.23
		Less:
			Accrued and unpaid Servicing Fees				                                 	0.00
			Amounts to be distributed to Securityholders'				                     	0.00
                                                                ---------------
		Balance			                                                  			64,145,881.49
		Less: Withdrawal by holder of Contingent Payment Right
   of Excess of Reserve Account Balance
   Over Specified Reserve Account Balance                        	5,044,676.41
                                                                --------------
		Ending Balance					                                           	59,101,205.08


		Interest Reserve Amount		                                   				2,907,521.17
		Available Reserve Amount				                                 		56,193,683.91




	Instructions to the Trustee

		Amount to be deposited from the Collection Account
  into the Note Payment Account	                            					75,693,150.12

		Amount to be deposited from the Collection Account into the
  Certificate Distribution Account			                            			969,173.73

		Amount to be deposited from the Collection Account into the
  Reserve Account                                           						2,025,664.16

		Amount to be deposited from the Reserve Account to the
  account of the holder of the Contingent Payment Right          	5,044,676.41

		Amount to be deposited from the Reserve Account into the
  Collection Account	                                                					0.00

	Net Loss and Delinquency Activity

	Realized Losses							                                           1,793,252.62
	Net Loss Ratio (annualized)
		For the current Collection Period                                						1.34%
		For the preceding Collection Period					                              	1.36%
		For the second preceding Collection Period					                       	1.56%
                                                                ---------------
	Average Net Loss Ratio (Specified Reserve Account Balance
 increases if greater than 1.50%)	                                 						1.42%

	Delinquency Analysis
						                                   	Number of               	Principal
                                            Loans                   	Balance
                                           -------                  ---------
		   30 to 59 days past due 				           	2337                	24,857,705.52
		   60 to 89 days past due       				      	436                 	5,124,300.17
		   90 or more days past due 			 	         	484                 	5,744,533.61
                                           ------------------------------------
     			Total			                           	3257                	35,726,539.30

	Collateral Repossessed and Held by the Trust
 (included in above Delinquency Amounts)					393                	 4,714,435.68


	Delinquency Ratio including Repossessions
		For the current Collection Period	                                					0.77%
		For the preceding Collection Period					                              	0.72%
		For the second preceding Collection Period					                       	0.76%
                                                             -----------------
	Average Delinquency Ratio
 (Specified Reserve Account Balance increases if greater than 1.25%)					0.75%

	Loss and Delinquency Trigger Indicator                              							NO

	Equity Percentage			                                               				16.37%

	Repurchased Receivables		                                           					0.00